Asset-backed securitization debt	12 Months Ended
Dec. 31, 2019
Asset-backed securitization debt
Asset-backed securitization debt

18.  Asset-backed securitization debt

As of December 31, 2018 and 2019, the asset-backed securitization securities were RMB13.79 billion and RMB7.37 billion, respectively. The weighted average interest rate for the outstanding asset-backed securitization debt as of December 31, 2018 and 2019 were approximately 8.1% and 6.9%. The amount of interest charges recognized for the years ended December 31, 2018 and 2019 were RMB967.4 million and RMB806.3 million, respectively.

As of December 31, 2019, the asset-backed securitization debt will be due according to the following schedule:

		Between 1 to	Between 2 to	Between 3 to	Between 4 to
	Within 1 year	2 years	3 years	4 years	5 years
	RMB	RMB	RMB	RMB	RMB

Principal amounts	6,278,472	1,173,227	—	—	—